Exhibit 10.5.1
ENERGY RECOVERY, INC.
AMENDMENT TO 2006 STOCK OPTION/STOCK ISSUANCE PLAN
(Amended as of November 8, 2007)
Exhibit A
     Article One, Section V(A) of the Energy Recovery, Inc. 2006 Stock Option/Stock Issuance Plan (the “Plan”) is hereby amended and restated in its entirety to read:
          “The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed eight hundred thousand (800,000) shares.”